                                                                 EXHIBIT 10.10.5

                              A S S I G N M E N T
                              -------------------

                    THIS ASSIGNMENT, entered into by and between THREE-0-ONE CORPORATION, a Nevada Corporation, hereinafter referred to as "ASSIGNOR" and THE PULLIAM COMPANY and FREDERIC W. RICHMAN, d/b/a NEVADA BUILDING COMPANY, a CO-Partnership, hereinafter referred to as "ASSIGNEE".

                              W I T N E S S E T H:
                              --------------------

                    WHEREAS, H. JOHN GLUSKIN is the Lessee under the terms of that certain Lease Agreement by and between LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, as Lessor, dated the 21st date of July, 1954, under the terms of which the Lessor has leased unto the lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

                    Lots 1, 2, 3, and 4, of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, page 37, in the office of the County Recorder for Clark County, Nevada.

                    Together with all and singular, buildings and improvements thereon situated and the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining; and

                    WHEREAS, H. JOHN GLUSKIN is the Lessee under the terms of that certain Amendment to Lease Agreement dated the 24th day of July, 1954, which amended that certain Lease Agreement dated the 21st day of July, 1954, by and between LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, as Lessor, and H. JOHN GLUSKIN, as LESSEE, and

                    WHEREAS, HY GOLDFELD, acting for and on behalf of H. JOHN GLUSKIN by and through a power of attorney from H. JOHN GLUSKIN to HY GOLDFELD dated the 26th day of July, 1954, did assign to DAVID GOLDWATER all the right, title and interest of H. JOHN GLUSKIN in and to that certain LEASE AGREEMENT dated the 21st day of July, 1954, and that certain Amendment to the Lease Agreement dated the 24th day of July, 1954, wherein H. JOHN GLUSKIN is the Lessee and the LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor, providing for the leasing from the Lessor to the Lessee the real property hereinbefore described; and



                              EXHIBIT "C" PAGE 42

                    WHEREAS, DAVID GOLDWATER, as Assignee of H. JOHN GLUSKIN under the terms of the Lease Agreement and Amendment to Lease Agreement hereinbefore described did, on the 14th day of October, 1954, execute a Supplemental Agreement amending said Lease Agreement dated July 21, 1954, wherein H. JOHN GLUSKIN is the Lessee and the LAS VEGAS LODGE NO. 32 FREE AND ACCEPTED MASONS of LAS VEGAS, NEVADA is the Lessor; and

                    WHEREAS, DAVID GOLDWATER, as Assignee of H. JOHN GLUSKIN did assign to THREE-0-ONE CORPORATION, a Nevada Corporation, all right, title and interest of DAVID GOLDWATER in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to Lease Agreement dated the 24th day of July, 1954 and that certain Supplemental Agreement dated the 14th day of October, 1954, by and between the parties as hereinabove described, and

                    WHEREAS, the Assignor and Assignee have entered into an escrow agreement No. 81991 on the 26th day of April, 1972;

                    NOW, THEREFORE, for value received, the receipt of which is hereby acknowledged, THREE-0-ONE CORPORATION, a Nevada Corporation, assigns to THE PULLIAM COMPANY, and FREDERIC R. RICHMAN, d/b/a NEVADA BUILDING COMPANY, a Co-Partnership, with it principal place of business in the City of Las Vegas, County of Clark, State of Nevada, subject to all previous encumbrances on the Leasehold property, all of its right, title and interest in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to the Lease Agreement dated the 24th day of July, 1954, wherein H. John Gluskin is the Lessee and the Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada, is the Lessor, which Lease Agreement and Amendments to the Lease Agreement provides for the leasing of the real property from the Lessor to the Lessee, as hereinabove described. Together with that certain Supplemental Agreement of October 14, 1954, amending said Lease Agreement of July 21, 1954, in which Supplemental Agreement, DAVID GOLDWATER, as Assignee of H. JOHN GLUSKIN, is the Lessee and Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada is the Lessor.


                              EXHIBIT "C" PAGE 43

                    Assignor and Assignee hereby agree that this Assignment is made subject to all the terms and conditions of said Lease Agreement, Amendment to Lease Agreement, and Supplemental Agreement of October 14, 1954, and subject to all previous encumbrances on the leasehold property. Assignee further agrees to guarantee and hold harmless the Assignor from said previous encumbrances as described in Escrow Number 8199-J.

                    Assignor does hereby remise, release and quitclaim unto Assignee, all of its right, title and interest in and to the real property described herein.

                    Assignee does hereby further agree that for and in consideration of the promises and covenants contained herein; that Assignee will at all times indemnify and keep indemnified the Assignor; and hold and save him harmless from and against any and all previous encumbrances as described in Escrow No. 8199-J, actions or causes of action, whether at law or in equity, claim, demands, liabilities, loss, damage, or expense of whatsoever kind and nature including counsel or attorneys' fees, whether incurred under retainer or salary or otherwise; which Assignee shall or may at any time sustain or incur by reason or in consequence of the Assignment of this Lease by Assignor to Assignee and/or the Lease Agreement dated the 21st day of July, 1954, the Amendment to the Lease Agreement dated the 24th day of July, 1954, and that certain Supplemental Agreement of October 14, 1954, including any suit instituted to enforce the obligations of this Agreement of indemnity, and we will pay to the Assignor, or his heirs or assigns, all sums of money, with interest, which Assignor shall or may loan, advance pay or cause to be paid, or become liable to pay, on account of or in connection with the assignment of this lease, and we will make such payment to Assignor as soon as he shall become liable therefor, whether he shall have paid out such sum, or any part thereof, or not.


                              EXHIBIT "C" PAGE 44

               IN WITNESS WHEREOF, we have hereunto set our hands this 7th day of August, 1972.

                               THREE-O-ONE CORPORATION

                               By s/s ALLAN D. SACHS, PRESIDENT
                                     -------------------------------------
                                      Allan D. Sachs
                               By s/s F.J. MOONEY, SEC. TREASURER
                                     -------------------------------------
                                      F.J. Mooney,
                                                  ASSIGNOR

                               THE PULLIAM COMPANY
                                     and
                               FREDERIC W. RICHMAN
                                    d/b/a

                               NEVADA BUILDING COMPANY

                               By s/s FREDERIC W. RICHMAN
                                     --------------------------------------
                                      Frederic W. Richman

                               By s/s THE PULLIAM COMPANY, J.D. PULLIAM PRES.
                                     --------------------------------------
                                      The Pulliam Company, J.D. Pulliam PRES.

                                                  ASSIGNEE

               STATE OF NEVADA  )                  Return to:
                                ) SS:              NEVADA SOUTHERN TITLE, INC.
               COUNTY OF CLARK  )                  1100 EAST SAHARA, BLDG. #3
                                                   LAS VEGAS, NEVADA 89105
                                                   XXX 8199 J
               On this 7th day of August, 1972
          personally appeared before me, a Notary Public, in and
          for said County and State, ____________________________
          ALLAN D. SACHS XXX and F.J. MOONEY
          ______________________________________________________
          known to me to be the persons described in and who executed the foregoing instrument, who acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

          NOTARY PUBLIC - STATE OF NEVADA          CERTIFIED TO BE A TRUE AND
                  CLARK COUNTY                     CORRECT COPY OF THE ORIGINAL
                  JOE JOHNSTON                     NEVADA SOUTHERN TITLE, INC.
          My Commission Expires May 19, 1973       BY /s/ XXX

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )


               On this 7th day of August, 1972
          personally appeared before me, a Notary Public, in and
          for said County and State,____________________________
          FREDERIC W. RICHMAN and J.D. PULLIAM
          ______________________________________________________
          known to me to be the persons described in and who executed the foregoing instrument, who acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

          NOTARY PUBLIC - STATE OF NEVADA          INST. NO. 213615
                  CLARK COUNTY                     OFFICIAL RECORD BOOK NO. 254
                  JOE JOHNSTON                     RECORDED AT REQUEST OF
          My Commission Expires May 19, 1973       NEVADA SOUTHERN TITLE, INC.
                                                   AUG 11 2:40PM '72
                                                   CLARK COUNTY, NEVADA
                                                   PAUL E. XXX, RECORDER

                              EXHIBIT "C" PAGE 45